                                                                  EXHIBIT 10.05




                              SECURITY AGREEMENT
                              ------------------



                           Dated as of May 12, 1999



                                    between



                                 DSL.net, Inc.



                                      and



                              Fleet National Bank

                               TABLE OF CONTENTS
                               -----------------

    1.      Definitions.................................................  1
    2.      Grant of Security Interest..................................  1
       2.1. Collateral Granted..........................................  1
    3.      Title to Collateral, etc....................................  2
    4.      Continuous Perfection.......................................  2
    5.      No Liens....................................................  2
    6.      No Transfers................................................  2
    7.      Insurance...................................................  2
       7.1. Maintenance of Insurance....................................  2
       7.2. Insurance Proceeds..........................................  3
       7.3. Notice of Cancellation, etc.................................  3
    8.      Maintenance of Collateral; Compliance with Law..............  3
    9.      Collateral Protection Expenses; Preservation of Collateral..  4
       9.1. Expenses Incurred by Bank...................................  4
       9.2. Bank's Obligations and Duties...............................  4
   10.      Deposits....................................................  4
   11.      Intentionally Omitted.......................................  4
   12.      Further Assurances..........................................  4
   13.      Power of Attorney...........................................  5
      13.1  Appointment and Powers of Bank..............................  5
      13.2. Ratification by Company.....................................  5
      13.3. No Duty on Bank.............................................  6
   14.      Remedies....................................................  6
   15.      Regulatory Issues...........................................  6
   16.      No Waiver, etc..............................................  6
   17.      Marshalling.................................................  7
   18.      Proceeds of Dispositions; Expenses..........................  7
   19.      Overdue Amounts.............................................  7
   20.      Governing Law; Consent to Jurisdiction......................  8
   21.      Waiver of Jury Trial........................................  8
   22.      PREJUDGMENT REMEDY WAIVER...................................  8
   23.      Miscellaneous...............................................  9
   24.      Termination; Release of Collateral..........................  9

                              SECURITY AGREEMENT
                              ------------------


     SECURITY AGREEMENT, dated as of May 12, 1999, between DSL.NET, INC., a Delaware corporation (the "Company"), and FLEET NATIONAL BANK, a national banking association (hereinafter, the "Bank").

     WHEREAS, the Company has entered into a Credit Agreement of even date (as amended and in effect from time to time, the "Credit Agreement"), with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans or otherwise extend credit to the Company; and

     WHEREAS, it is a condition precedent to the Bank's making any loans or otherwise extending credit to the Company under the Credit Agreement that the Company execute and deliver to the Bank a security agreement in substantially the form hereof; and

     WHEREAS, the Company wishes to grant security interests in favor of the Bank as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.   Definitions.  All capitalized terms used herein without definitions
         -----------
shall have the respective meanings provided therefor in the Credit Agreement.

    2.   Grant of Security Interest.
         --------------------------

         2.1.  Collateral Granted.  The Company hereby grants to the Bank, to
               ------------------
     secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

               All furniture, equipment (including, without limitation, all distribution systems and all components thereof, including, without limitation, hardware, cables, fiber optic or other cables, switches, routers, computer equipment, amplifiers and associated devices), raw materials, motor vehicles, including, without limitation, the motor vehicles described on Schedule 1 attached hereto and made a part
                               ----------
         hereof and other goods, and all recorded data of any kind or nature relating to the foregoing, regardless of the medium of recording relating to the foregoing including, without limitation, all software, writings, plans, specifications and schematics and all insurance refund claims, other insurance claims and proceeds relating to or arising from any of the foregoing, but specifically excluding any and all inventory, raw materials, parts and/or equipment which is now owned or hereafter acquired and reconfigured or processed and installed at any local exchange carrier, any customer premises or any other location other than the Company's principal place of business (whether such locations are located within or outside of the State of Connecticut), intellectual property and intangibles, and further excluding all insurance refund claims, other insurance claims, tort claims and proceeds relating to or arising from any of such excluded items.

    3.   Title to Collateral, etc.  The Company is the owner of the Collateral
         ------------------------
free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Massachusetts UCC.

    4.   Continuous Perfection.  The Company's place of business or, if more
         ---------------------
than one, chief executive office is indicated on the Perfection Certificate delivered to the Bank herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least 30 days prior written notice to the Bank except as permitted under the terms of the Credit Agreement. The Collateral, to the extent not delivered to the Bank pursuant to (S)2.2, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Bank.

    5.   No Liens.  Except for the security interest herein granted and as
         --------
permitted under the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank or as permitted under the Credit Agreement.

    6.   No Transfers.  The Company will not sell or offer to sell or
         ------------
otherwise transfer the Collateral or any interest therein except for
(i) licenses of general intangibles in the ordinary course of business and
(ii) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

    7.   Insurance.
         ---------

         7.1.  Maintenance of Insurance.  The Company will maintain with
               ------------------------
financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Bank. In addition, all such insurance shall be payable to the

Bank as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

         7.2.  Insurance Proceeds.  The proceeds of any casualty insurance in
               ------------------
respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Bank as cash collateral for the Obligations. The Bank may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Bank may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Bank may apply all or any part of such proceeds to the Obligations with the Revolving Credit Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

         7.3.  Notice of Cancellation, etc.  All policies of insurance shall
               ---------------------------
promise provide for at least thirty (30) days prior written cancellation notice to the Bank. In the event of failure by the Company to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Bank with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

    8.   Maintenance of Collateral; Compliance with Law.  The Company will
         ----------------------------------------------
keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon. The Bank, or its designee, may inspect the Collateral at any reasonable time, wherever located in accordance with the terms of the Credit Agreement. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

    9.   Collateral Protection Expenses; Preservation of Collateral.
         ----------------------------------------------------------

         9.1.  Expenses Incurred by Bank.  In its discretion, the Bank may
               -------------------------
discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

         9.2.  Bank's Obligations and Duties.  Anything herein to the contrary
               -----------------------------
notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Massachusetts UCC or otherwise, shall be to deal with such Collateral in a commercially reasonable manner.

    10.  Deposits.  During the existence of an Event of Default, whether or
         --------
not any Obligations are due, the Bank may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Company may at any time be applied to or set off against any of the Obligations.

    11.  Intentionally Omitted.
         ---------------------

    12.  Further Assurances.  The Company, at its own expense, shall do, make,
         ------------------
execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may reasonably require more completely to vest in and assure to the Bank its rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, and (ii) obtaining governmental and other third party consents and approvals.

    13.  Power of Attorney.
         -----------------

         13.1  Appointment and Powers of Bank.  The Company hereby irrevocably
               ------------------------------
constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Bank's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

               (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Massachusetts UCC and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Bank so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

               (b) to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

         13.2. Ratification by Company.  To the extent permitted by law, the
               -----------------------
    Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof This power of attorney is a power coupled with an interest and shall be irrevocable.

         13.3. No Duty on Bank.  The powers conferred on the Bank hereunder are
               ---------------
    solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Bank's own gross negligence or willful misconduct.

    14.  Remedies.  If an Event of Default shall have occurred and be
         --------
continuing, the Bank may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Bank may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

    15.  Regulatory Issues.  Upon the occurrence of an Event of Default, the
         -----------------
Bank shall receive, to the fullest extent permitted by applicable law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to it under the Loan Documents, the UCC or other applicable law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Bank's right of access to, or use or sale of, any of the Collateral, or the procedures necessary to enable the Bank to obtain such rights of access, use or sale, the Bank and the Company shall amend the Loan Documents, in such manner as the Bank shall request in order to provide the Bank such rights to the greatest extent possible consistent with then applicable law and governmental policy. The Company agrees to take any action that the Bank may request in order to obtain from the FCC such approval as may be necessary to enable the Bank to exercise and enjoy the full rights and benefits granted to the Bank by this Agreement and each other agreement, instrument and document delivered to the Bank in connection herewith.

    16.  No Waiver, etc.  The Company waives demand, notice, protest, notice of
         --------------
acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, Compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Bank deems expedient.

    17.  Marshalling.  The Bank shall not be required to marshal any present
         -----------
or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

    18.  Proceeds of Dispositions; Expenses.  The Company shall pay to the
         ----------------------------------
Bank on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(l)(c) of the Massachusetts UCC, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

    19.  Overdue Amounts.  Until paid, all amounts due and payable by the
         ---------------
Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

    20.  Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED
         --------------------------------------
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS EXCEPT AS TO MATTERS RELATING TO PERFECTION OF SECURITY INTERESTS, WHICH ARE GOVERNED BY CONNECTICUT LAW. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in (S)10 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

    21.  Waiver of Jury Trial.  THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL
         --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, if the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this (S)21.

    22.  PREJUDGMENT REMEDY WAIVER.  THE COMPANY ACKNOWLEDGES THAT THE
         -------------------------
FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE COMPANY HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE COMPANY ACKNOWLEDGES THAT THE BANK'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. (S)52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE COMPANY ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE BANK ACKNOWLEDGES THE COMPANY'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE COMPANY FURTHER WAIVES ITS RIGHTS TO REQUEST THAT BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE COMPANY AGAINST GES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY BANK.

    23.  Miscellaneous.  The headings of each section of this Agreement are
         -------------
for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement. This Agreement and any amendment hereto may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement.

    24.  Termination; Release of Collateral.  This Agreement and the security
         ----------------------------------
interest granted hereunder shall terminate on the date on which all Obligations have been indefeasibly and fully satisfied, and Company shall have no right to request further Loans under the Credit Agreement. Bank shall thereupon reassign and redeliver (or cause to be reassigned or redelivered) to Company or such other person(s) as Company shall designate, against due execution and delivery by Company or such person(s) of a receipt therefor reasonably satisfactory to Bank in form and substance, such items of the Collateral (if any) as are then held by Bank or its representatives, together with appropriate instruments of reassignment and release.

     IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as a sealed instrument as of the date first above written.


                              DSL.NET, INC.

/s/ George S. Smith
-------------------

/s/ Andrea S. Harrington        By:  /s/ Robert Berlin
------------------------             -----------------
                                     Title:  Vice President

Accepted:

FLEET NATIONAL BANK


By:
   ------------------------------
   Title


STATE OF CONNECTICUT     )

                         ) ss:    New Haven    May __, 1999

COUNTY OF NEW HAVEN      )


     On this ____ day of May, 1999, before me, ________________, the undersigned officer, personally appeared ___________________, who acknowledged ____self to be the ____________ of _____________, a corporation, and that ___ as such _____________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as such _____________ and as ____ and its free act and deed.

     In witness whereof I hereunto set my hand.

                              /s/ George S. Smith
                              -------------------
                              George S. Smith
                              Notary Public
                              My Commission Expires:

Accepted:

FLEET NATIONAL BANK


By:
   ------------------------------
   Title


STATE OF CONNECTICUT     )

                         ) ss:    New Haven    May __, 1999

COUNTY OF NEW HAVEN      )


     On this ____ day of May, 1999, before me, ________________, the undersigned officer, personally appeared ___________________, who acknowledged ____self to be the ____________ of _____________, a corporation, and that ___ as such _____________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as such _____________ and as ____ and its free act and deed.

     In witness whereof I hereunto set my hand.

                              /s/ George S. Smith
                              -------------------
                              George S. Smith
                              Notary Public
                              My Commission Expires:

                                   SCHEDULE I

Vehicle I.D. Number              Make        Year        Model         Model Name          Color
-----------------------------------------------------------------------------------------------------
IGCDL196WXB125623             Chevrolet      1999         Van           Astro Van          White
-----------------------------------------------------------------------------------------------------
IGCDL19W6XB125461             Chevrolet      1999         Van           Astro Van          White
-----------------------------------------------------------------------------------------------------